UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d)

of the Securities Exchange Act of 1934

March 28, 2014

Date of Report (Date of earliest event reported)

LOCAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices, zip code)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 27, 2014, Local Corporation (the “Registrant”) and its wholly owned subsidiaries, Krillion, Inc. and Screamin Media Group, Inc. (“Subsidiaries”) entered into that certain Eighth Amendment to Loan and Security Agreement (the “Amendment”) with Square One Bank, which amends the Loan and Security Agreement by and between the Registrant, the Subsidiaries and Square One Bank dated August 3, 2011, as amended by the First Amendment dated March 28, 2012, the Second Amendment dated April 11, 2012, the Third Amendment dated August 17, 2012, the Fourth Amendment dated January 30, 2013, the Fifth Amendment dated February 13, 2013, the Sixth Amendment dated March 28, 2013, and the Seventh Amendment dated April 10, 2013 (collectively, the “Agreement”). The Amendment provides that Registrant shall advance funds under its Formula Line to pay the remaining balance of the Non-Formula Line under the Agreement and thereafter, there shall be no Non-Formula Line and certain references in the Agreement to the Non-Formula Line will be deleted. The Amendment also establishes certain Adjusted EBITDA covenants for 2014, as more particularly described in the Amendment and Agreement (such Adjusted EBITDA amounts are for financial covenant purposes only, and do not represent projections of the Registrant’s financial results). The Amendment also provides for weekly contra reporting for accounts receivable and payable, upon which availability under the Formula Line is calculated. Finally, the Amendment extends the Agreement until April 2, 2015 and provides for a release of Square One Bank from all causes of action arising up to the effective date of the Amendment.

FORWARD-LOOKING STATEMENTS

The discussion above includes forward-looking statements, which are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially. More information about factors that potentially could affect Registrant’s actual results is included in Registrant’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K for the year ended December 31, 2013, its quarterly reports on Form 10-Q and other subsequent filings.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

10.1	Eighth Amendment, dated March 27, 2014, to Loan and Security Agreement dated August 3, 2011, by and among the Registrant, Krillion, Inc., Screamin Media Group, Inc. and Square 1 Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL CORPORATION

Date: May 28, 2014	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Eighth Amendment, dated March 27, 2014, to Loan and Security Agreement dated August 3, 2011, by and among the Registrant, Krillion, Inc., Screamin Media Group, Inc. and Square 1 Bank.